UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 9, 2011

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)
(832) 369-6986
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-23.2
EX-23.3
EX-23.4
EX-23.5
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 8.01. Other Events.
     As previously reported in its Current Reports on Form 8-K filed on December 30, 2010, January 5, 2011, and January 25, 2011, Magnum Hunter Resources Corporation (the “Company”) has entered into definitive agreements to acquire NGAS Resources, Inc. and NuLoch Resources Inc., and has purchased certain assets (the “Purchased Assets”) from Quest Eastern Resource, LLC and PostRock MidContinent Production, LLC (collectively, the “Acquisitions”). The acquisitions of NGAS Resources, Inc. and NuLoch Resources Inc. have not yet been consummated and remain subject to stockholder and government approval and certain other conditions as more fully described in the Current Reports on Form 8-K filed on December 30, 2010 and January 25, 2011, respectively, and in the accompanying exhibits thereto.
     The Company is filing this Current Report on Form 8-K to incorporate by reference into its Registration Statements on Form S-3 (File Nos. 333-166756, 333-168161 and 333-169651) and on Form S-8 (File Nos. 333-168802, 333-169814 and 333-171168) (the “Registration Statement”), certain financial information relating to the Acquisitions, more specifically: (i) NGAS Resources, Inc.’s audited consolidated financial statements and related notes as of and for the years ended December 31, 2009 and 2010, attached hereto as Exhibit 99.1; (ii) NuLoch Resources Inc.’s audited consolidated financial statements and related notes as of and for the years ended December 31, 2010 and 2009, attached hereto as Exhibit 99.2; and (iii) with respect to the Purchased Assets, audited statements of revenues and direct operating expenses for the year ended December 31, 2009, and unaudited statements of revenues and direct operating expenses for the nine month periods ended September 30, 2009 and 2010, attached hereto as Exhibit 99.3. The information contained in Exhibits 99.1 through 99.3 to this Current Report has not been prepared by the Company or its auditors.
     The Company is also filing this Current Report on Form 8-K to incorporate by reference into the Registration Statements the reserve reports for the year ended December 31, 2010 of NGAS Resources, Inc. and NuLoch Resources, Inc., attached hereto as Exhibits 99.4 and 99.5.
     Before you invest in any offering of securities registered pursuant to the Registration Statements you should read the prospectus in the applicable Registration Statements and any other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the Company will arrange to send you those documents (after their filing with the SEC) if you make such request by calling 832-369-6986 and requesting investor relations.
     Forward-Looking Statements
     The statements and information contained in this document that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to our pending acquisitions of NGAS Resources, Inc. and NuLoch Resources Inc., forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements or assumptions underlying any of the foregoing. In addition, if and when either proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other things, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.
     With respect to the Company’s pending acquisitions, factors, risks and uncertainties that may cause actual results, performance or achievements to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that either proposed transaction will not be consummated; failure to satisfy any of the conditions to either proposed transaction, such as in the case of the NGAS transaction the inability to obtain the requisite approvals of the NGAS shareholders and the Supreme Court of British Columbia, or in the case of the NuLoch transaction the inability to obtain the requisite approvals of NuLoch’s shareholders, the Company’s shareholders and the Court of Queen’s Bench of Alberta; adverse effects on the market prices of NGAS’ or NuLoch’s common stock and on operating results because of a failure to complete either proposed transaction; failure to realize the expected benefits of either proposed transaction; negative effects of announcement or consummation of either proposed transaction on the market price of the common stock of either NGAS or NuLoch; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors. These factors are in addition to the risks described in our public filings made from time to time with the SEC. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the SEC that discuss factors germane to our business, including our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Additional Information about the Proposed NuLoch Transaction
     In connection with the proposed NuLoch transaction, the Company will file a preliminary proxy statement and definitive proxy statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.
     The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the Company shares as consideration for the proposed transaction, including the Company shares issuable upon exchange of certain exchangeable shares that may be issued in connection with the transaction. The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations. In addition, the preliminary proxy statement, definitive proxy statement and other relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov, or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.
     Participants in the Solicitation
     The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on September 3, 2010.
     This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company shares and the exchangeable shares to be issued in the proposed transaction in exchange for NuLoch shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The arrangement agreement for the transaction contemplates that the issuance of the Company shares upon exchange of the exchangeable shares will be registered under the Securities Act.
Additional Information about the Proposed NGAS Transaction
     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed NGAS transaction, NGAS Resources, Inc. has filed a proxy statement and NGAS and the Company will file other relevant materials with the SEC.

INVESTORS AND SECURITY HOLDERS OF NGAS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.
     Investors and security holders may obtain a free copy of the proxy statement and any other documents filed by the Company and NGAS with the SEC at the SEC’s website at www.sec.gov. The proxy statement and such other documents filed by NGAS may also be obtained for free by contacting NGAS at 959-263-3948 or 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509-1844 or by visiting NGAS’ website at www.ngas.com. Copies of any materials filed by the Company may also be obtained for free by contacting the Company at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations or visiting the Company’s website at www.magnumhunterresources.com.
     Participants in the Solicitation
     The Company, NGAS and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NGAS shareholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the proxy statement for the Company’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on September 3, 2010, and the proxy statement of NGAS relating to the proposed transaction and other relevant materials filed with the SEC when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of NGAS’ executive officers and directors in the solicitation by reading the proxy statement for NGAS’ 2010 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2010, and NGAS’ proxy statement relating to the proposed transaction which was filed with the SEC on March 9, 2011, and other relevant materials to be filed with the SEC when they become available. Certain executives and directors of NGAS have interests in the proposed transaction that may differ from the interests of NGAS’ shareholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction are described in the proxy statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Hall, Kistler & Company LLP

23.2	Consent of KPMG LLP

23.3	Consent of UHY LLP

23.4	Consent of Wright & Company, Inc.

23.5	Consent of AJM Petroleum Consultants

99.1	Audited Consolidated Financial Statements of NGAS Resources, Inc. as of December 31, 2009 and 2010 and for the years then ended

99.2	Audited Consolidated Financial Statements of NuLoch Resources Inc. as of December 31, 2009, and 2010 and for the years then ended

99.3	Audited Statements of Revenues and Direct Operating Expenses for the year ended December 31, 2009, and Unaudited Statements of Revenues and Direct Operating Expenses for the nine month periods ended September 30, 2009 and 2010, with respect to the Purchased Assets

99.4	Independent Engineer Report on Reserves as of December 31, 2010 prepared by Wright & Company, Inc. for NGAS Resources, Inc.

99.5	Independent Engineer Report on Reserves as of December 31, 2010 prepared by AJM Petroleum Consultants for NuLoch Resources Inc.

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION
Date: March 9, 2011	/s/ Ronald D. Ormand
Ronald D. Ormand,
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Hall, Kistler & Company LLP

23.2	Consent of KPMG LLP

23.3	Consent of UHY LLP

23.4	Consent of Wright & Company, Inc.

23.5	Consent of AJM Petroleum Consultants

99.1	Audited Consolidated Financial Statements of NGAS Resources, Inc. as of December 31, 2009 and 2010 and for the years then ended

99.2	Audited Consolidated Financial Statements of NuLoch Resources Inc. as of December 31, 2009, and 2010 and for the years then ended

99.3	Audited Statements of Revenues and Direct Operating Expenses for the year ended December 31, 2009, and Unaudited Statements of Revenues and Direct Operating Expenses for the nine month periods ended September 30, 2009 and 2010, with respect to the Purchased Assets

99.4	Independent Engineer Report on Reserves as of December 31, 2010 prepared by Wright & Company, Inc. for NGAS Resources, Inc.

99.5	Independent Engineer Report on Reserves as of December 31, 2010 prepared by AJM Petroleum Consultants for NuLoch Resources Inc.